Exhibit 99.2 Pegozafermin (formerly BIO89-100) Phase 1b/2a NASH Histology Cohort Topline Results Nasdaq: ETNB January 24, 2022

Disclaimer This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward- looking statements, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, the potential clinical benefit, effect on histology and safety and tolerability profile of pegozafermin (formerly BIO89-100), the clinical potential of pegozafermin, potential indications for pegozafermin, the association of clinical data with potential clinical benefit in other indications, the anticipated timing, design, endpoints, and conduct of our ongoing clinical trials for pegozafermin, the timing of anticipated milestones, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts and our liquidity and capital resources. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including those described more fully our most recent Form 10-K and Form 10-Q under the caption “Risk Factors” and elsewhere in such report and in other subsequent disclosure documents filed with the SEC. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. 1

Pegozafermin – Growing Evidence of Strong Profile in Non-Alcoholic Steatohepatitis (NASH) Previously reported data from the phase 1b/2a study results showed: • Significant effect on liver and cardio-metabolic parameters • Low incidence of treatment-related adverse events (AEs) • Potential for every two-week dosing Robust data from histology cohort (cohort 7) consistent with previous findings and validate pegozafermin’s effect on histology • Meaningful changes on key histology endpoints – NAS >2pt., NASH Resolution, & Fibrosis • Significant changes on non-invasive tests (NITs), glycemic control (HbA1c), lipid markers and body weight • Favorable safety and tolerability profile Results from phase 2b ENLIVEN study in >200 NASH F2/F3 patients expected in 1st half 2023 2

Phase 1b/2a NASH Trial Design – Randomized and Open-Label Cohorts


RANDOMIZED*
C1-4 QW 3-27mg or placebo
(n=51)
C5-6 Q2W 18-36mg or placebo
(n=30)
OPEN LABEL
C7 QW 27mg
(n=20)
SAFETY FOLLOW-UP
Screening
Wk 7
Wk 12
Wk 20
Liver Biopsy
MRI-PDFF

Cohort 7: 19/20 (95%) patients completed treatment and had end-of-treatment biopsies; 1 patient discontinued treatment due to withdrawal of consent

Biopsies were centrally read at baseline and end of treatment by a single pathologist

MRI dataset: 18 patients with Week 20 MRI; PD data: 19 subjects with Week 20 data

RANDOMIZED* COHORTS 1-6

KEY INCLUSION CRITERIA

- Biopsy confirmed or phenotypic NASH
- PDFF≥10%

KEY ENDPOINTS

- Safety, PK
- Relative changes in liver fat
- Serum lipids, liver and metabolic markers

OPEN-LABEL COHORT 7

KEY INCLUSION CRITERIA

- F2-F3 NASH; NAS ≥4
- MRI-PDFF ≥8%

KEY ENDPOINTS

- ≥2 point improvement in NAS
- NASH Resolution
- Fibrosis Improvement
- Safety/tolerability

*Randomized, double-blind, placebo-controlled

C7: Interim data based on Jan 3, 2022 data cut

89bio
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Baseline Characteristics Parameter Cohort 7 Cohorts 1-6 Mean or % (n=20) (n=81) Age (years) 58.4 51.9 Female 75.0% 61.7% Weight (kg) 104.6 93.6 2 BMI (kg/m ) 37.0 34.6 Type 2 Diabetes 85.0% 45.7% % F2 / % F3 35% / 65% NA NAS 5.3 NA MRI-PDFF (%) 21.1 21.3 ALT (U/L) 47.1 41.5 AST (U/L) 36.1 31.0 Pro-C3 (ng/mL) 19.3 11.9 VCTE (kPA) 14.3 7.3 Triglycerides (mg/dL) 170.0 174.3 NA: Not applicable 4

Pegozafermin Robustly Improved NAFLD Activity Score (NAS) and All Components of NAS ≥2pt Improvement in NAS Responder* Rates by NAS Component with ≥1pt Improvement in Ballooning or Inflammation • 63% of patients had ≥2point improvement in NAS and no 100% 100% worsening of fibrosis* 74% 79% 74% (primary endpoint) (95% CI: 49%-91%) • 100% of patients had 47% improvement or no change in ballooning and inflammation (15/19) (9/19) (14/19) (14/19) 0% 0% -2.4 mean absolute change Ballooning Inflammation Steatosis * ≥1 point change * with ≥1 point improvement in ballooning or inflammation 5 Proportion of patients Proportion of patients

Pegozafermin Demonstrated Clinically Meaningful Changes on Key Histological Efficacy Endpoints 75% NASH Resolution OR Improvement in Fibrosis ≥1 Stage NASH Resolution* 47% Improvement in Fibrosis** 32% 26% (95% CI: 13%-57%) (95% CI: 9%-51%) (6/19) (5/19) (9/19) 0% 100% of patients had ≥30% mean relative reduction in liver fat *and no worsening of fibrosis **and no worsening of NASH 6 Proportion of patients

Pegozafermin Substantially Improved Scores Across Non-Invasive Tests (NITs) Correlated with Advanced Fibrosis Mean Relative Change From Baseline 0% -4.6 -0.47 -0.29 -4.3 NIT DESCRIPTIONS kPa ng/ml -10% • VCTE: FibroScan® liver stiffness -20% ** measure *** -19% -20% • FAST score: FibroScan (VCTE and -30% CAP) plus AST; 0-1 scale *** -31% • FIB-4 score: Composite serum marker/age measure -70% • Pro-C3: Collagen deposition serum biomarker *** -76% -80% **p<0.01 VCTE FAST FIB-4 Pro-C3 ***p <0.001 Values in bars are absolute change versus baseline p value for change from baseline based on MMRM analysis VCTE and FAST exclude one outlier with poor quality measurement 7

Pegozafermin had High Percentages of Responders Based on Clinically Relevant Thresholds for NITs CLINICALLY RELEVANT THRESHOLDS 100% • VCTE: >20% reduction correlates 88% with fibrosis improvement 72% FAST score: Score ≤ 0.35 predicts • Fibrosis Stage F0/F1 and NAS <4 63% 58% • FIB-4 score: Score <1.3 predicts Fibrosis Stage F0/F1 • Pro-C3: >15% reduction correlates with fibrosis improvement Tapper EB, Am J Gastroenterol, 2016 Newsome PN, Lancet Gastroenterol VCTE FAST FIB-4 Pro-C3 Hepatol, 2020 0% Kanwal F, Gastroenterology, 2021 Luo Y, Scientific Reports, 2018 VCTE and FAST data exclude one outlier with poor quality measurement 8 Percent Responders

Pegozafermin: Robust Liver Fat Reduction with High Responder Rates Consistent with Prior Cohorts Mean Relative Reduction in Liver Fat vs Baseline 20% 10% ≥30% Relative ≥50% Relative Reduction in Reduction in Placebo 0% Liver Fat Liver Fat Cohort 4 Cohort 6 Cohort 7 Cohort 7 100% 78% -20% Cohort 4 86% 71% -40% Cohort 6 88% 50% *** -50% (14/18) Cohort 7: 27mg QW data at 20 weeks, Cohort 4: 27mg QW data at 13 weeks, -60% Cohort 6: 36mg Q2W at 13 weeks *** -60% *** -64% -80% ***p <0.001 Loomba R, Hepatology, 2020 C7: MRI Analysis Set; p value for change from baseline based on MMRM analysis; Data from week 20 Harrison SA, Hepatology Communications,2021 C4 and C6: MRI Analysis Set; MMRM LS Mean; p value vs placebo; Data from week 13 9

Pegozafermin: Clinically Significant Reduction in ALT Consistent with Prior Cohorts ALT – Mean Change vs Baseline ALT – Absolute Change vs Baseline (U/L) (All Patients- Cohort 7) Patients with elevated ALT at baseline 0 20% Cohort 7 Cohorts 1-6 (n=14) (n=17) 0% -20% -46% *** *** *** *** -40% *** -27.8 -60% -35.0 -40 1 4 8 12 16 20 Study Week ***p <0.001 % patients with ≥17 U/L reduction Comparable changes were observed with AST 71% 71% Loomba R, Hepatology, 2020 C7: elevated ALT ≥30 U/L for women and ≥40 U/L for men; Week 20 p value for change from baseline based on MMRM analysis 10 C1-6: PD Analysis Set in baseline ALT > 45 U/L; Pre planned sensitivity analysis; MMRM LS Mean at Week 13

Pegozafermin Demonstrated Clinically Meaningful Improvement on HbA1c and Notable Body Weight Reduction Weight Change Change in HbA1c (n=19) Patients with baseline Total patient population HbA1c ≥ 6.5% (n=10) (n=19) 0 0 0.0% *** -0.5% *** -3.9% -1 -1 ** -0.9% -5.0% HbA1c: Baseline: 7.3%; Week 20: 6.4% **p<0.01 ***p<0.001 Patients with baseline HbA1c ≥ 6.5% were on an average ***p<0.001 of 2 anti-diabetic medications 11 p value for change from baseline based on MMRM analysis Mean absolute change Percent change

Pegozafermin Demonstrated Clinically Meaningful Improvements in Lipid Parameters Percent Change in TG at Week 20 in Percent Change from Baseline at Week 20 Patients with Elevated TG at Baseline (n=11, mean=210 mg/dL) TG LDL-C non-HDL-C HDL-C 30% *** 0% 23% 0% *** -32% * -13% *** -18% -50% *** -30% -26% *p<0.05 ***p<0.001 ***p<0.001 Elevated TG: TG ≥ 150 mg/dL 12 p value for change from baseline based on MMRM analysis

Pegozafermin Improves Many Markers of Liver Health and Co- Morbidities Associated with NASH INSULIN LIVER HEALTH OBESITY DYSLIPIDEMA RESISTANCE HbA1c HISTOLOGY NITs WEIGHT CHANGE^ TG^ Mean Absolute Reduction Cohort 7 Cohort 7 Cohort 7 88% Cohort 7 Cohort 4 Cohort 7 72% NAS >2 Cohort 7 Cohort 4 Cohort 7 Cohort 4 ≥1 Stage 63% NASH 58% Improvement in Resolution* Fibrosis** -26% -0.9% -28% -3.9% Patients with baseline HbA1c ≥ LDL-C^ 6.5% (n=10) 74% 32% 26% Cohort 7 Cohort 4 *and no worsening of fibrosis VCTE FAST FIB-4 Pro-C3 **and no worsening of NASH % Responders HbA1c Mean Absolute Reduction -13% MRI-PDFF^ ALT^ -16% Cohort 7 Cohort 4 Cohort 7 Cohort 4 Cohort 7 Cohort 4 Non-HDL-C^ Cohort 7 Cohort 4 -0.3% -44% -46% -0.5% -60% -16% -64% -18% ^Mean reduction from baseline 13 Cohort 7: 27mg QW data at 20 weeks, Cohort 4: 27mg QW data at 13 weeks

Pegozafermin Was Well Tolerated Across Doses Low Incidence of Treatment-Related AEs in ≥ 10% of Pooled Pegozafermin Group Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7 Pooled Preferred Term Placebo 3mg QW 9mg QW 18mg QW 27mg QW 18mg Q2W 36mg Q2W 27mg QW pegoza n (%) (n=18) (n=7) (n=12) (n=11) (n=10) (n=14) (n=9) (n=20) (n=83) Increased Appetite 0% 57% 17% 0% 20% 14% 0% 5% 13% Diarrhea 11% 0% 8% 0% 20% 7% 22% 25% 13% Nausea 11% 0% 0% 9% 0% 14% 0% 35% 12% • Pegozafermin shows favorable safety and tolerability profile with no treatment related serious adverse events • No tremors or hypersensitivity AEs reported; few mild injection site reaction events reported • In cohort 7, other treatment related AEs observed in ≥10% of patients were vomiting (10%), injection site bruising (10%), injection site erythema (10%) and decreased appetite (10%); no events grade 3+ reported C1-6: Safety Analysis Set; one placebo subject received one dose of pegozafermin 3mg and is summarized in 3mg QW group 14

Next Step: Phase 2b (ENLIVEN) NASH Trial Design



MAIN STUDY (24 weeks)
EXTENSION PHASE (24 weeks)
SCREENING
RANDOMIZATION
PLACEBO (QW or Q2W)
PLACEBO* (QW or Q2W)
Pegozafermin 15mg QW
Pegozafermin 15mg QW
Pegozafermin 30mg QW
Pegozafermin 30mg QW
Pegozafermin 44mg Q2W
Pegozafermin 44mg Q2W
B
B
Wk 12
Wk 24
Wk 48
End of Phase 2 meeting

B Liver Biopsy ▮ MRI-PDFF

KEY INCLUSION CRITERIA

- F2-F3 NASH; NAS ≥4

PRIMARY ENDPOINTS

- Fibrosis Improvement
- NASH Resolution

SAMPLE SIZE

- N= 216 patients

89bio

* Some placebo patients will be re-randomized in the extension phase to receive pegozafermin

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Cohort 7 Results Confirm and Extend the Growing Evidence of Pegozafermin’s Potential in NASH Robust effects across key histology endpoints Impressive results in non-invasive clinically relevant measures of overall liver health Significant changes in glycemic control, lipids and body weight address key underlying drivers of NASH Favorable safety and tolerability profile 16

Phase 1b/2a Study Results Provide High Level of Confidence in Pegozafermin’s Benefits in Severe Hypertriglyceridemia (SHTG) KEY PARAMETERS OF INTEREST IN SHTG PEGOZAFERMIN RESULTS Triglyceride reduction (TG) (primary endpoint) LDL-c reduction Non-HDL-c reduction Liver fat reduction Glycemic control (HbA1c) ENTRIGUE Study • 8-week study of multiple doses of pegozafermin in patients with baseline TG ≥500 mg/dL • Primary endpoint is % change in TG from baseline; Key secondary endpoints include other lipid and metabolic parameters and liver fat (MRI-PDFF) • Results expected 1H22 17

Rohit Loomba, MD, MHSc Director, NAFLD Research Center Professor of Medicine, Director of Hepatology University of California at San Diego 18

Investment Highlights Pegozafermin has potential to be a leading drug for liver and cardio-metabolic disorders • Validated with compelling profile: strong efficacy including histology in NASH, favorable safety/tolerability, and potential best-in-class dosing Pursuing two promising large indications with competitively differentiated profile • NASH: Potential backbone treatment addressing multiple facets of NASH • SHTG: Potential to treat TGs and metabolic dysregulation with quicker path to market Program status/milestones • SHTG: Phase 2 ENTRIGUE trial topline data in 1H22 • NASH: Phase 2b ENLIVEN trial topline data in 1H23 Strong capital position - $150.7M* in pro-forma cash (DEC 31, 2021) 19 * Includes $20M in debt

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